UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): May 21, 2020

TrustCo Bank Corp NY
(Exact Name of Registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
State or other jurisdiction of incorporation	Commission File Number	(IRS Employer Identification No.)

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of Principal Executive Offices)

(518) 377-3311
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TRST	Nasdaq Global Select Market

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TrustCo Bank Corp NY

Item 5.07.	Submission of Matters to a Vote of Security Holders

TrustCo Bank Corp NY (the “Company”) held its 2020 Annual Meeting of Shareholders on May 21, 2020 (the “Annual Meeting”). At the Annual Meeting, of the 96,432,658 shares outstanding and entitled to vote, 82,602,927 shares were represented, constituting a quorum. Anthony J. Marinello, M.D., Ph.D. was elected for a one-year term expiring at the Company’s 2021 Annual Meeting of Shareholders, the Nonbinding Advisory Resolution on the Compensation of TrustCo’s Named Executive Officers (“Say on Pay”) was approved by shareholders, and the appointment of Crowe LLP as TrustCo’s independent auditors for 2020 was ratified by shareholders. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

	For	Against	Abstain	Percentage of Votes Cast For
Anthony J. Marinello, M.D., Ph.D	67,361,418	4,393,257	206,812	93.87

	For	Against	Abstain	Percentage of Votes Cast For
Approval of Nonbinding Advisory Resolution on the Compensation of TrustCo’s Named Executive Officers	67,777,682	3,487,989	695,816	95.10

	For	Against	Abstain	Percentage of Votes Cast For
Ratification of Crowe LLP	80,555,467	1,571,304	476,156	98.08

Item 8.01.	Other Events

The term of the Company’s director William D. Powers ended at the Annual Meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, the Company’s board of directors decided that it will not immediately fill that position and, effective at the Annual Meeting, the number of directors comprising the entire board of each of the Company and its subsidiary Trustco Bank was changed to six.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 26, 2020

TRUSTCO BANK CORP NY
(Registrant)

	By:	/s/Michael M. Ozimek
Michael M. Ozimek
Executive Vice President and Chief Financial Officer